Note 5 - Blanket Zimbabwe Indigenisation Transaction - Movement in Advance Dividend Loan (Details) - Reserve of share-based payments [member] - Faciliation Loans [Member] - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020
Statement Line Items [Line Items]
Balance	$ 19,175	$ 30,974
Cancellation of Fremiro loan	0	(11,458)
Finance cost accrued	1,313	1,396
Dividends used to repay loan	(3,776)	(1,737)
Balance	$ 16,712	$ 19,175